                                                                 Exhibit 32.2

  Certification of Principal Financial Officer
  Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
  Section 906 of the Sarbanes-Oxley Act of 2002



  I, Glen R. Charles, Chief Financial Officer of CVD Equipment Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
  Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, the quarterly report on Form 10-QSB for the period ending September 30, 2007 of CVD Equipment Corporation (the ?Form 10-QSB") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of CVD Equipment Corporation.


  Dated: November 14, 2007      /s/   Glen R. Charles
                                  Glen R. Charles
                                  Chief Financial Officer
                                  (Principal Financial Officer)



                                  23